Retirement Benefits	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Retirement Benefits
(11)	Retirement Benefits

Universal Biosensors Pty Ltd contributes to standard defined contributions superannuation funds on behalf of all employees. This contribution amount, formerly equal to 9% of each employee’s salary, was increased by law to 9.25% of each such employee’s salary. The Company permits employees to choose the superannuation fund into which the contributions are paid, provided the fund is appropriately registered.

Universal Biosensors Pty Ltd contributed A$901,589, A$879,552 and A$806,158 for the fiscal years ended December 31, 2013, 2012 and 2011, respectively.